SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                               STEVEN MADDEN, LTD.
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                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

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

                               STEVEN MADDEN, LTD.
                              52-16 BARNETT AVENUE
                           LONG ISLAND CITY, NY 11104

                 ----------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2006

                 ----------------------------------------------

To the Stockholders of Steven Madden, Ltd.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of the Company will be held on May 26, 2006, at the Company's showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

         1. To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company's stockholders or until their successors are duly elected and qualified;

         2.       To approve the adoption of the Company's 2006 Stock Incentive
                  Plan;

         3. To ratify the appointment of Eisner LLP as the Company's independent auditors for the fiscal year ending December 31, 2006; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on April 26, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 52-16 Barnett Avenue, Long Island City, NY 11104, by contacting the Secretary of the Company.

                               BY ORDER OF THE BOARD OF DIRECTORS

April 28, 2006

                               /s/ JAMIESON A. KARSON
                               -------------------------------------------------
                               Jamieson A. Karson
                               Chairman of the Board and Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

                               STEVEN MADDEN, LTD.
                              52-16 Barnett Avenue
                           Long Island City, NY 11104

                 ----------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------

                                  INTRODUCTION

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of common stock of Steven Madden, Ltd., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the 2006 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York on Friday, May 26, 2006 at 10:00 a.m., Eastern Daylight Time, and at any adjournments thereof. These proxy materials are being sent on or about May 1, 2006 to holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on April 26, 2006 (the "Record Date"). The Company's Annual Report for the fiscal year ended December 31, 2005, including audited financial statements, is being sent to stockholders together with these proxy materials.

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company's stockholders or until their successors are duly elected and qualified, (ii) to approve the adoption of the Company's 2006 Stock Incentive Plan, (iii) to ratify the appointment of Eisner LLP as the Company's independent auditors for the fiscal year ending December 31, 2006, and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of the Common Stock of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, NY 11104 and its telephone number is (718) 446-1800.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 13,873,667 shares of Common Stock (excluding treasury shares) held by approximately 67 holders of record and 2,162 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive a plurality of the votes cast by the holders of Common Stock present in person or represented by proxy at the Annual Meeting with respect to such proposal. The approval of the 2006 Stock Incentive Plan described in Proposal 2 and the ratification of the appointment of Eisner LLP as the Company's independent auditors for the fiscal year ending December 31, 2006 described in Proposal 3 must be approved by the affirmative vote of the holders of a majority of the total votes cast on such proposals in person or by proxy. Abstentions and broker non-votes are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at the meeting. An abstention from a vote with respect to Proposal 1 will have no effect. An abstention from a vote with respect to Proposal 2 or Proposal 3 will have the same practical effect as a vote against such proposal. Broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting result on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations and as such will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for a matter by reducing the total number of shares from which a majority is calculated. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1, 2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, the exhibits hereto and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. The Company has entered into an agreement with D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support. The total expense of this engagement, including customary disbursements, is not expected to exceed $10,000 in the aggregate.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy shall be revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         Under the Amended and Restated By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of one (1) director. Subject to the foregoing limitation, the number of directors may be fixed from time to time by action of the directors. The Company's board presently consists of nine directors whose terms expire at the Annual Meeting.

         The Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors have nominated and are recommending the election of each of the nine (9) nominees set forth below to serve as a director of the Company until the next annual meeting of the Company's stockholders or until his successor is duly elected and qualified. The names and biographical summaries of the nine (9) persons who have been nominated by the Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors to stand for election at the Annual Meeting have been provided below for your information.

Biographical Summaries of Nominees for the Board of Directors

         Jamieson A. Karson has been the Chief Executive Officer of the Company since July 1, 2001 and Chairman of the Board of Directors since July 22, 2004. Mr. Karson was the Vice Chairman of the Board of Directors of the Company from July 1, 2001 until such time that he became the Chairman of the Board of Directors. Mr. Karson has been a director of the Company since January 2, 2001. Prior to joining the Company as Chief Executive Officer, Mr. Karson practiced law for over 17 years. He was a partner in the New York City law firm of Tannenbaum Helpern Syracuse & Hirshtritt LLP from January 1, 1997 through June 30, 2001, where he served on the firm's three person Finance Committee. He was a partner at the law firm of Karson McCormick from February 1992 through December 31, 1996. Prior to that, Mr. Karson was an associate attorney at the law firm of Shea & Gould.

         Jeffrey Birnbaum has been a director of the Company since June 2003. Mr. Birnbaum has been the Product Development Manager of Dolphin Shoe Company since August 1982. Dolphin is one of the Company's domestic suppliers.

         Marc S. Cooper has been a director of the Company since July 2001. Mr. Cooper has served as a Managing Director of Peter J. Solomon Company in its Mergers and Acquisitions Department since May 1999. Previously, Mr. Cooper worked at Barington Capital Group from March 1992 to May 1999, where he was a founding member and Vice Chairman overseeing its investment banking operations.

         Harold Kahn has been a director of the Company since December 2004. Mr. Kahn currently heads HDK Associates, a consulting company that advises financial and investment groups. Mr. Kahn served as the Chief Executive Officer of Macy's East from January 1994 through March 2004. Currently, Mr. Kahn also serves as a Director of The Wet Seal, Inc. and Ronco Corporation.

         John L. Madden has been a director of the Company since the Company's inception. From April 1998 through September 2003, Mr. Madden owned a branch office of Tradeway Securities Group, Inc. in Florida. From May 1996 through December 1996, Mr. Madden's consulting company, JLM Consultants, Inc., acted as a branch office of Merit Capital, Inc. for several broker-dealers. From May 1994 to May 1996, Mr. Madden served as Vice President of Investments for GKN Securities, Inc. From August 1993 to April 1994, Mr. Madden was employed by Biltmore Securities, Inc. as Managing Director and registered sales representative. Mr. Madden is the brother of Steven Madden, the Company's founder and Creative and Design Chief.

         Peter Migliorini has been a director of the Company since October 1996. Mr. Migliorini has served as Sales Manager for Greschlers, Inc., a supply company located in Brooklyn, New York, since 1994. From 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group. Mr. Migliorini has previously served in a number of capacities, ranging from Assistant Buyer to Chief Planner/Coordinator, for several shoe companies, including Meldisco Shoes, Perry Shoes and Fasco Shoes.

         Richard P. Randall has been a director of the Company since April 2006. Mr. Randall was the Executive Vice President and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and TimeLife, from 2002 until his retirement in June 2005. Previously, Mr. Randall served as Senior Vice President and Chief Financial Officer of Coach, Inc. and the Chief Operating Officer and Chief Financial Officer of Lillian Vernon Corp. from 2000 to 2001 and 1998 to 2000, respectively. Currently, Mr. Randall serves as a Director of The Burke Rehabilitation Hospital.

         Thomas H. Schwartz has been a director of the Company since May 2004. Mr. Schwartz has been a Managing Director of Helmsley-Spear, Inc. since 1984, where he was also a salesman since 1973. As Managing Director, among other things, Mr. Schwartz is responsible for the leasing and sales brokerage of real estate, management of real estate leasing and supervising the managers of properties in which he has ownership interests.

         Walter Yetnikoff has been a director of the Company since May 2005. Mr. Yetnikoff has served as Chief Executive Officer of Commotion Records, a company he co-founded, since 2003. From 2001 through 2003, Mr. Yetnikoff was self-employed as a researcher and writer. Mr. Yetnikoff served as President of CBS Records from 1975 to 1990 and served on the Board of Directors of CBS, Inc. from 1975 through 1988.

Required Vote

         Proxies will be voted for the election of the nine (9) nominees as directors of the Company unless otherwise specified on the proxy. A plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the nominees as directors. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

Recommendation of the Board of Directors

         The Nominating/Corporate Governance Committee of the Board and the Board unanimously recommend a vote FOR the election of Messrs. Jamieson A. Karson, Jeffrey Birnbaum, Marc S. Cooper, Harold Kahn, John L. Madden, Peter Migliorini, Richard P. Randall, Thomas H. Schwartz and Walter Yetnikoff. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Director Independence

         The Board of Directors is currently comprised of nine members. The Board has determined that the following director nominees are "independent" for purposes of The Nasdaq National Market listing standards: Messrs. Kahn, Migliorini, Randall, Schwartz and Yetnikoff. If the nine nominees set forth above are elected, the Board will be comprised of a majority of independent directors. The Board has adopted a policy whereby the independent directors have regularly scheduled executive sessions at least twice a year. On February 28, 2005, the Board appointed Peter Migliorini to serve as Presiding Director of the executive sessions.

Directors' Attendance at Annual Meetings

         The Company encourages all of its directors to attend annual meetings of the Company's stockholders. Three directors attended the Company's 2005 annual meeting of stockholders.

Communications with Directors

         The Company has adopted a procedure by which stockholders may send communications as defined within Item 7(h) of Schedule 14A under the Exchange Act to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

Director Compensation

         Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its committees. In 2005, each non-employee director received the following compensation: (i) a grant of options to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant and (ii) fifty thousand dollars ($50,000). In 2006, each non-employee director shall receive the following compensation: (i) a grant of (A) 1,000 shares of Common Stock for independent directors or (B) 500 shares for non-independent directors and (ii) forty thousand dollars ($40,000). In 2005, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each received an additional ten thousand dollars ($10,000) for service on such committees, except that the audit committee financial expert received twenty-five thousand dollars ($25,000) and the chairperson of the Compensation Committee received fifteen thousand dollars ($15,000). In 2006, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each will receive an additional ten thousand dollars ($10,000) for service on such committees, except that the audit committee financial expert will receive fifteen thousand dollars ($15,000) and the chairperson of the Compensation Committee will receive fifteen thousand dollars ($15,000).

Meetings and Committees of the Board of Directors

         The Board of Directors met seven times during the fiscal year ended December 31, 2005. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. In 2005, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Audit Committee

         At the beginning of the year ended December 31, 2005, the Audit Committee of the Board of Directors consisted of directors Awadhesh Sinha, Thomas H. Schwartz and Peter Migliorini. During fiscal year 2005, Mr. Sinha became the Company's Chief Operating Officer and as a result resigned from his position on the Audit Committee because he no longer qualified as independent under The Nasdaq National Market independence requirements. Mr. Sinha was replaced on the Audit Committee by Marc S. Cooper. In February 2006, Marc S. Cooper resigned from the Audit Committee because he no longer qualified as independent under The Nasdaq National Market independence requirements and was replaced by Harold Kahn. In April 2006, the Audit Committee was reconstituted with its members being Richard P. Randall (Chairman), Peter Migliorini and Harold Kahn. The Audit Committee is comprised of directors who are "independent" for purposes of The Nasdaq National Market listing standards and who meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1). The Board has determined that Richard P. Randall meets the SEC criteria of an "audit committee financial expert" and he is currently serving as such. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions. During 2005, the Audit Committee met nine times.

         The Audit Committee is responsible for reviewing and helping to ensure the integrity of the Company's financial statements. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company's independent accountants. In addition, the Audit Committee also functions as the Company's Qualified Legal Compliance Committee (the "QLCC"). The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

         The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company's independent public accountants and with appropriate Company financial personnel. Meetings are held with the independent public accountants who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company's financing plans and reports recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of the Audit Committee Charter is attached as Annex A to the Company's 2004 Proxy Statement and is available on the Company's website at www.stevemadden.com.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2005 and met with both management and Eisner LLP, the Company's independent public accountants, to discuss such audited financial statements. Management and the Company's independent public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with Eisner LLP the written disclosure and the letter regarding the independence of Eisner LLP as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with Eisner LLP any matters required to be discussed by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                                Peter Migliorini
                                                Thomas H. Schwartz
                                                Harold Kahn

Nominating/Corporate Governance Committee

         The Nominating/Corporate Governance Committee of the Board of Directors for the year ended December 31, 2005 consisted of Peter Migliorini and Walter Yetnikoff. The Nominating/Corporate Governance Committee is comprised of directors who are "independent" for purposes of The Nasdaq National Market listing standards. The Nominating/Corporate Governance Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating/Corporate Governance Committee identifies candidates to the Board of Directors by introductions from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company's policy regarding stockholder recommended candidates. The Nominating/Corporate Governance Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. A copy of the Nominating/Corporate Governance Committee Charter is attached as Annex B to the Company's 2004 Proxy Statement and is available on the Company's website at www.stevemadden.com.

         Stockholders wishing to submit recommendations for the 2007 Annual Meeting should write to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. Any such stockholder must (x) comply with the director nomination provisions of the Company's By-Laws, (y) meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and (z) submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

         In considering Board of Directors candidates, the Nominating/Corporate Governance Committee takes into consideration the Company's Board Candidate Guidelines, attached as Annex C to the Company's 2004 Proxy Statement and available on the Company's website at www.stevemadden.com, the Company's policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual's character, education, experience, knowledge and skills. In addition, the Nominating/Corporate Governance Committee develops and recommends corporate governance principles for the Company; makes recommendations to the Board of Directors in support of such principles; takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board of Directors and management.

         During 2005, the Nominating/Corporate Governance Committee met three times.

Compensation Committee

         The Compensation Committee of the Board of Directors for the year ended December 31, 2005 consisted of directors Peter Migliorini (Chairman) and Thomas
H. Schwartz. The Compensation Committee is comprised of directors who are "independent" for purposes of The Nasdaq National Market listing standards. The Compensation Committee is primarily responsible for approving salaries, bonuses and other compensation for the Company's Chief Executive Officer and named executive officers, reviewing management recommendations relating to new incentive compensation plans and changes to existing incentive compensation plans, and administering the Company's stock plans, including granting options and setting the terms thereof pursuant to such plans (all subject to approval by the Board of Directors). During 2005, the Compensation Committee met four times.

Code of Business Conduct and Ethics

         All of the Company's employees, officers (including senior executive, financial and accounting officers) and directors are held accountable for adherence to the Company's Code of Business Conduct and Ethics (the "Code"). The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Code relating to such individuals will be disclosed by the Company. A copy of the Code is attached as Annex D to the Company's 2004 Proxy Statement, is available on the Company's website at www.stevemadden.com and may also be obtained by any stockholder without charge upon request by writing to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file with the Securities and Exchange Commission reports of initial ownership of the Company's common stock and subsequent changes in that ownership and furnish the Company with copies of all forms they file pursuant to Section 16(a). Form 4s were not filed on a timely basis to report (i) grants of stock options on May 27, 2005 to each of Jeffrey Birnbaum, Marc S. Cooper, Peter Migliorini, Harold Kahn, Thomas H. Schwartz, John L. Madden and Walter Yetnikoff; (ii) a grant of stock options on June 30, 2005 to Arvind Dharia; and
(iii) the exercise of stock options and sale of Common Stock on November 7, 2005 by Marc S. Cooper. Each of these reports has now been filed. In making this disclosure, the Company has relied solely on copies of the reports that they have filed with the SEC and written representations received from our directors and executive officers that no annual Form 5 reports were required to by filed for the 2005 fiscal year.

Equity Compensation Plan Information

         The following table provides information as of December 31, 2005 with respect to the Common Stock that may be issued under the Company's existing equity compensation plans. The table shows the number of securities to be issued under compensation plans that have been approved by stockholders and those that have not been so approved. The footnotes and other information following the table are intended to provide additional detail on the compensation plans.

                                                                                             Number of securities
                                      Number of securities                                  remaining available for
                                       to be issued upon      Weighted-average exercise      future issuance under
                                          exercise of           price of outstanding       equity compensation plans
                                      outstanding options,      options, warrants and        (excluding securities
           Plan category              warrants and rights              rights              reflected in column (a))
-----------------------------------   ---------------------   -------------------------   --------------------------
Equity compensation plans
approved by security
holders (1)                                 1,300,100                  $14.68                        5,100

Equity compensation plans
not approved by security
holders                                            --                      --                           --

Other (2)                                      20,000                      --                           --
                                      ---------------------   -------------------------   --------------------------
     Total                                  1,320,100                  $14.68                        5,100

------------------

(1) Consists of the 1993 Incentive Stock Option Plan, the 1995 Stock Plan, the 1996 Stock Plan and the 1999 Stock Plan, as amended.

(2) In 2002 and 2003, the Company entered into agreements with eight employees and one independent contractor, which agreements provide that, if such individuals continue to be employed by, or in the case of the independent contractor, provide services to, the Company through specified future dates (ranging form January 1, 2004 through March 31, 2007), they each will be entitled to receive shares of the Company's Common Stock in amounts ranging from 20,000 shares to 50,000 shares. Such shares were registered by the Company on Form S-8 in August 2004. As of December 31, 2005, all but 20,000 of such shares have been issued.

Certain Legal Proceedings

            On or about January 23, 2006, the Company and Steven Madden, Jamieson Karson, Arvind Dharia and Amelia Varela were named as defendants in a lawsuit filed by Jojeli, Inc. ("Jojeli") and Alan Rick Friedman in the United States District Court for the Southern District of New York. In their complaint, Jojeli and Mr. Friedman assert claims arising from the Company's decision to terminate Jojeli's services on or about November 28, 2005. Mr. Friedman, Jojeli's principal, served as a senior salesperson for the Company, and provided his services to the Company pursuant to an April 26, 2004 written agreement. In their complaint, Jojeli and Mr. Friedman allege eight claims against the Company and/or four of its executives, including breach of contract, violation of the New York Labor Law, tortuous interference with contract, civil conspiracy, defamation, and prima facie tort. They seek damages on their various claims in differing amounts, ranging from $500,000 to $5.0 million and they also seek a declaration that they are not bound by the restrictive covenant in the parties' contract. On or about March 1, 2006, the individual defendants and the Company moved to dismiss the tort claims contained in the complaint and to strike Mr. Friedman's claim for punitive damages in connection with his contract claims. More specifically, the defendants moved to dismiss the claims alleging defamation, interference with contract, prima facie tort and civil conspiracy. If the motion is granted in its entirety, the individual defendants would be dismissed from the suit and Mr. Friedman's remaining claims would consist of breach of contract and alleged violations of the New York Labor Law. On or about April 13, 2006, Mr. Friedman filed an amended complaint in the action. In his amended complaint, Mr. Friedman (i) dropped his defamation claim against the Company's Executive Vice President of Wholesale Sales, Amelia Newton Varela,
(ii) dropped all claim(s) against the Company's Chief Financial Officer, Arvind Dharia, and (iii) supplemented certain allegations concerning the remaining defendants in an effort to strengthen or preserve his remaining tort claims. On April 13th, Mr. Friedman also filed his opposition to the motion to dismiss previously filed by the Company and the individual defendants, who, under the current court schedule, have until April 27, 2006 to respond, although the Company's attorneys have asked the court for a brief extension.

         On April 26, 2004, the SEC sent the Company a letter requesting information and documents relating to, among other things, Steven Madden's employment with the Company. The Company has responded to this request.

         On September 12, 2001, the State of Florida, Department of Banking and Finance, Division of Securities and Investor Protection (the "Department") issued a Final Order adopting the Stipulation and Consent Agreement to Final Order dated May 15, 2001 ("Stipulation and Consent Agreement") between John Madden and the Department relating to the Department's investigation of alleged sales of unregistered securities in 1997. Under the Stipulation and Consent Agreement, Mr. Madden neither admitted nor denied the allegations against him; however, Mr. Madden agreed to pay an administrative fine in the amount of $5,000 and agreed to abide by certain limitations related to his employment in the securities or investment advisory industry for a period of five years, including Mr. Madden's agreement to not act in any principal, supervisory, or managerial capacity in the securities industry and to not exercise discretionary authority in any account of any person.

Directors and Executive Officers

         The Company's directors and executive officers as of the date hereof are listed below:


               Name                           Age                  Position(s) with the Company
--------------------------------------  ---------------  -----------------------------------------------------
Jamieson A. Karson...................          48         Chief Executive Officer and Chairman of the Board
Arvind Dharia........................          56         Chief Financial Officer
Awadhesh Sinha.......................          60         Chief Operating Officer
Robert Schmertz......................          42         Brand Director
Amelia Newton Varela.................          34         Executive Vice President - Wholesale Sales
Jeffrey Birnbaum.....................          45         Director
Marc S. Cooper.......................          44         Director
Harold Kahn..........................          60         Director
John L. Madden.......................          58         Director
Peter Migliorini.....................          57         Director
Richard P. Randall...................          68         Director
Thomas H. Schwartz...................          58         Director
Walter Yetnikoff.....................          72         Director

See "Proposal 1: Election of Directors - Biographical Summaries of Nominees for the Board of Directors" for the biographies of the Company's directors.

         Arvind Dharia has been the Chief Financial Officer of the Company since October 1992 and was a director of the Company from December 1993 through May 2004. From December 1988 to September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp.

         Awadhesh Sinha became the Chief Operating Officer of the Company in July 2005. Mr. Sinha had been a director of the Company from October 2002 to July 2005. Mr. Sinha was the Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children's clothing, from 2003 to July 2005. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men's clothing, for 22 years, and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

         Robert Schmertz has been the Brand Director since January 2006. Mr. Schmertz served as President of Steve Madden Womens Wholesale Division and Brand Manager from September 2001 through January 2006. Additionally, Mr. Schmertz has been the President of Shoe Biz, Inc., a wholly owned subsidiary of Steve Madden Retail Inc. since May 1998 and the President of Diva Acquisition Corp. since January 2001. Before joining the Company, Mr. Schmertz was President of Daniel Scott Inc. from November 1995 to May 1998. Previously, Mr. Schmertz was the East Coast Sales Manager for Impo International from January 1993 through November 1995. From April 1990 to December 1992, Mr. Schmertz served as a sales representative for Espirit de Corp. based in San Francisco, California.

         Amelia Newton Varela has been Executive Vice President of Wholesale Sales since November 2004. Previously, she was Vice President of Sales for the Steve Madden Women's division since January 2000. Prior to that, she was Account Executive for the Women's division since 1998. Before joining the Company, Ms. Varela was the sales assistant to the EVEP of Sales for Merrin Financial. She graduated from the FIT in 1995.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth for each of the last three fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 the remuneration paid by the Company to its Chief Executive Officer and the four most highly compensated executive officers (other than the Chief Executive Officer):


                                            Annual compensation           Long-term compensation
                                          ------------------------      -------------------------

                                                                                       Number of
                                                                                       Securities
                                                                        Restricted     Underlying
Name and principal              Fiscal                                    Stock       Options/SARs       All other
position                         year      Salary          Bonus          Awards          (1)           compensation
---------------------------     ------    --------       ---------      -----------   ------------     ---------------

Jamieson A. Karson,              2005     $467,500        $543,771             --             --        $  494,509(2)
   Chief Executive               2004     $467,500              --             --             --        $  146,226(3)
   Officer                       2003     $467,500        $108,056             --             --        $  287,963(4)

Arvind Dharia,                   2005     $240,000        $253,914             --         40,000        $  312,986(5)
   Chief Financial               2004     $234,000        $ 50,000             --         40,000        $  287,570(6)
   Officer                       2003     $220,000        $ 71,771             --         40,000        $  739,283(7)

Awadhesh Sinha,                  2005(8)  $187,981        $477,673(9)          --          7,500        $   49,146(10)
   Chief Operating               2004           --              --             --         10,000        $   80,000(11)
   Officer                       2003           --              --             --         10,000        $   65,139(11)

Robert Schmertz,                 2005     $464,745        $250,000             --             --        $1,095,367(12)
   Brand Director                2004     $432,649        $ 50,000             --             --        $  205,769(13)
                                 2003     $393,750              --             --             --        $  342,000(14)

Amelia Newton Varela,            2005     $300,000        $260,765       $375,200(15)     23,000        $   15,000(16)
   Executive Vice                2004     $247,000              --             --             --        $   15,000(16)
   President -                   2003     $205,557        $ 50,000             --             --        $   46,911(17)
   Wholesale Division

     ------------------

     (1) Options to purchase shares of Common Stock.

     (2) In 2005, Mr. Karson sold 100,000 shares of Common Stock for a gain of $464,975 and $29,541 of expenses were paid by the Company on behalf of Mr. Karson pursuant to his employment agreement.

     (3) In 2004, the Company paid Mr. Karson $116,112 in lieu of granting him the option to purchase 58,056 shares to purchase Common Stock that he was entitled to under his employment agreement and $30,114 of expenses were paid by the Company on behalf of Mr. Karson pursuant to his employment agreement.

     (4) In 2003, the Company paid expenses in the amount of $37,963 on behalf of Mr. Karson pursuant to his employment agreement. In addition, in 2003 the Company paid Mr. Karson $250,000 in lieu of granting him the option to purchase 100,000 shares to purchase Common Stock that he was entitled to under his employment agreement.

     (5) In 2005, Mr. Dharia sold 13,000 shares of Common Stock for a gain of $225,290 and the Company paid expenses in the amount of $87,700 on behalf of Mr. Dharia pursuant to his employment agreement.

     (6) In 2004, Mr. Dharia sold 20,172 shares of Common Stock for a gain of $192,349 and the Company paid expenses in the amount of $95,221 on behalf of Mr. Dharia pursuant to his employment agreement.

     (7) In 2003, Mr. Dharia sold 60,000 shares of Common Stock for a gain of $625,840 and the Company paid expenses in the amounts of $113,443 on behalf of Mr. Dharia pursuant to his employment agreement.

     (8) Mr. Sinha has been the Chief Operating Officer of the Company since June 15, 2005.

     (9) In 2005, pursuant to his employment agreement, Mr. Sinha received a one-time $100,000 signing bonus, as well as a $377,673 performance bonus.

     (10) In 2005, the Company paid expenses in the amount of $6,646 on behalf of Mr. Sinha pursuant to his employment agreement and $42,500 as compensation for his service as a director on the Board of Directors and for his membership on Board committees.

     (11) In 2003 and 2004, the Company paid Mr. Sinha $65,139 and $80,000, respectively, for his service as a director on the Board of Directors and for his membership on Board committees.

     (12) On April 2, 2002, the Company agreed to grant, subject to stockholder approval, Mr. Schmertz 50,000 shares of Common Stock on June 30, 2005 if Mr. Schmertz was employed by the Company on such date. The grant to Mr. Schmertz was not approved by the Company's stockholders. Therefore, in 2005, the Company's paid Mr. Schmertz $888,000 in lieu of granting him the option to purchase 50,000 shares of Common Stock. Additionally, in 2005, Mr. Schmertz sold 20,000 shares of Common Stock for a gain of $201,367 and the Company paid $6,000 of expenses on behalf of Mr. Schmertz pursuant to employment agreement.

     (13) In 2004, the Company paid expenses in the amount of $5,769 on behalf of Mr. Schmertz pursuant to his employment agreement. In addition, in 2004, the Company paid Mr. Schmertz $200,000 in lieu of granting him the option to purchase 100,000 shares of Common Stock that he was entitled to under his employment agreement.

     (14) In 2003, Mr. Schmertz sold 12,500 shares of Common Stock for a gain of $86,000 and the Company paid expenses in the amount of $6,000 on behalf of Mr. Schmertz pursuant to his employment agreement. In addition, in 2003 the Company paid Mr. Schmertz $250,000 in lieu of granting him the option to purchase 100,000 shares to purchase Common Stock that he was entitled to under his employment agreement.

     (15) Represents 20,000 cliff vested shares granted in 2002; such shares vested at the end of 2004 pursuant to Ms. Varela's employment agreement.

     (16) In 2004 and 2005, the Company paid $15,000 of expenses on behalf of Ms. Varela pursuant to her employment agreement.

     (17) In 2003, Ms. Varela sold 3,000 shares of Common Stock for a gain of $30,930 and the Company paid expenses in the amount of $15,981 on behalf of Ms. Varela pursuant to her employment agreement.

         The following table sets forth certain information with respect to options granted during the last fiscal year to the persons named in the Summary Compensation Table above.

                      Option/SAR Grants In Last Fiscal Year


                          Number of    Percent of Total
                         Securities      Options/SARS      Exercise                        Potential Realizable Value
                         Underlying       Granted to        or Base                          at Assumed Annual Rates
                        Options/SARS     Employees in        Price                         of Stock Price Appreciation
         Name            Granted (#)     Fiscal Year %      ($/Sh)      Expiration Date         for Option Term
---------------------   -------------    -------------    ----------    ----------------   ---------------------------
                                                                                                5%             10%
                                                                                           -----------    ------------
Jamieson A. Karson......        --             --               --               --                 --            --
Arvind Dharia...........    40,000           12.5%          $17.76          5/27/15         $1,203,427    $1,916,257
Awadhesh Sinha..........     5,000            1.6%          $18.47           7/6/15         $  150,428    $  239,532
                             2,500            0.8%          $17.42          5/27/15         $   75,214    $  119,766
Robert Schmertz.........        --             --               --               --                 --            --
Amelia Newton Varela....    23,000            7.2%          $18.47           7/6/15         $  691,971    $1,101,848


         The following table sets forth certain information with respect to options exercised during the last fiscal year by the persons named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of the last fiscal year.

             Aggregate Option/SAR Exercises In Last Fiscal Year And
                        Fiscal Year-End Option/SAR Values

                              Shares         Value           Number of Securities          Value of Unexercised in the
                            Acquired on     Realized        Underlying Unexercised            Money Options/SARs at
         Name              Exercise (#)        $          Options/SARS at FY-End (#)             FY-End ($) (1)
----------------------    ---------------  -----------   -----------------------------    -----------------------------
                                                         Exercisable     Unexercisable    Exercisable     Unexercisable
                                                         -----------     -------------    -----------     -------------
Jamieson A. Karson......       100,000       $464,975       45,000               --        $  461,250              --
Arvind Dharia...........        13,000       $225,290      148,828           20,000        $1,573,535        $229,400
Awadhesh Sinha..........            --             --       27,500               --        $  287,325              --
Robert Schmertz.........        20,000       $208,600       80,000               --        $  820,000              --
Amelia Newton Varela....            --             --       23,000               --        $  247,480              --

     ------------------

     (1) Based upon a closing price on December 31, 2005 of $29.23 per share as reported by The Nasdaq National Market.

1999 Stock Plan

         As of March 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the "1999 Plan"), and on June 4, 1999 the Company's stockholders approved the adoption of the 1999 Plan. In May 2000, the Company's stockholders approved an amendment to the 1999 Plan increasing the number of shares of Common Stock subject to the plan from 400,000 to 975,000 shares. In July 2001, the Company's stockholders approved an amendment to the 1999 Plan increasing the number of shares of Common Stock subject to the plan from 975,000 to 1,600,000 shares. In May 2002, the Company's stockholders approved an amendment to the 1999 Plan increasing the number of shares of Common Stock subject to the plan from 1,600,000 to 2,280,000. In May 2003, the Company's stockholders approved an amendment to the 1999 Plan (i) increasing the maximum number of shares of the Company's common stock available for issuance under the plan from 2,280,000 shares to 2,920,000 shares; (ii) providing that the exercise price of an option granted under the plan shall be no less than the fair market value of the Company's common stock on the date of grant (except to the extent otherwise provided in agreements with the Company dated prior to the effective date of the amendment); and (iii) prohibiting the Board from amending the terms of any option granted pursuant to the plan to reduce the option price. In May 2004, the Company's stockholders approved an amendment to the 1999 Plan increasing the maximum number of shares of the Company's common stock available for issuance under the plan from 2,920,000 shares to 3,220,000 shares. As of the Record Date, options to purchase 873,103 shares of Common Stock have been granted pursuant to the 1999 Plan. The purpose of the 1999 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. If the 2006 Stock Incentive Plan is approved by stockholders, no additional options will be granted under the 1999 Plan.

Employment and Consulting Agreements with Certain Executive Officers and Significant Employees

         In May 2001, the Company entered into an employment agreement with Jamieson A. Karson pursuant to which Mr. Karson agreed to serve as the Company's Chief Executive Officer and Vice Chairman of the Board. On July 22, 2004 at a regularly scheduled meeting of the Board of Directors of the Company, Mr. Karson was appointed Chairman of the Board of Directors. Mr. Karson's employment agreement was amended and restated in January 2006. The term of Mr. Karson's employment under his amended and restated employment agreement is three (3) years commencing on January 1, 2006 and ending on December 31, 2008. The term will be automatically extended for successive one-year periods unless the Company timely notifies Mr. Karson of its intention not to extend the term. The amended and restated agreement provides that the Company pay Mr. Karson an annual salary of $500,000. In addition, the agreement provides that Mr. Karson receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion. Subject to approval by the Company's stockholders of the 2006 Stock Incentive Plan and subject to availability of shares under such plan or any other plan designated by the Board of Directors and approved by the Company's stockholders, Mr. Karson is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. In addition, in the event of Mr. Karson's total disability or his death, the Company is obligated to continue to pay Mr. Karson (or Mr. Karson's estate) his base salary for the twelve (12)-month period immediately subsequent to the date of such total disability or death. In the event Mr. Karson's employment agreement is terminated (or not extended) for any reason other than "for cause" (as defined in the agreement) or due to his death or his total disability, the Company is obligated to pay Mr. Karson (i) the amount of compensation that is accrued and unpaid through the date of termination; plus (ii) an amount equal to the lesser of (A) the sum of three (3) times Executive's highest "total compensation" (as defined in the agreement) in any given fiscal year of his employment with the Company and (B) Four Million Dollars ($4,000,000). In the event that there is a "change of control" transaction, all unvested options to purchase shares of the Common Stock or restricted stock awards or other equity-related awards under the 1999 Plan and/or the 2006 Stock Incentive plan held by Mr. Karson will vest on the date of the change of control and Mr. Karson will be entitled to receive a lump sum cash payment equal to the amount described above. Mr. Karson's employment agreement contains other customary provisions, including provisions regarding confidentiality, solicitation and competition.

         In January 1998, the Company entered into an employment agreement with Arvind Dharia, which has been amended from time to time, pursuant to which Mr. Dharia agreed to serve as the Company's Chief Financial Officer. The term of Mr. Dharia's employment under his agreement as amended commenced on January 1, 1998 and ends on December 31, 2009. The term will be automatically extended for an additional one-year period unless either party timely notifies the other of its intention not to extend the term. The amended agreement provides that the Company pay Mr. Dharia an annual salary of $240,000 from January 1, 2005 through December 31, 2005 and $425,000 per annum from and after January 1, 2006, subject to the following increases: (i) on January 1, 2007, his base salary shall be increased by 2.5% of the then-current base salary; (ii) on January 1, 2008, his base salary shall be increased by 5% of the then-current base salary; and (iii) on January 1, 2009, his base salary shall be increased by 5% of the then-current base salary. In addition, the agreement provides that Mr. Dharia receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion. Subject to approval by the Company's stockholders of the 2006 Stock Incentive Plan and subject to availability of shares under such plan or any other plan designated by the Board of Directors and approved by the Company's stockholders, Mr. Dharia is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. The agreement provides for, in the event of Mr. Dharia's death, the payment to Mr. Dharia's estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Dharia's death. In the event Mr. Dharia's employment agreement is terminated due to Mr. Dharia's total disability (as defined in the agreement) or "for cause" (as defined in the agreement), the Company is obligated to pay Mr. Dharia the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Dharia's employment agreement is terminated for any reason other than "for cause", due to his death or his total disability, the Company is obligated to pay Mr. Dharia, in two installments, an amount equal the product of (x) his base salary on the effective date of such termination plus the bonus paid or payable, if any, for the fiscal year ended on the December 31st immediately preceding the termination date, multiplied by (y) the number of years (and fraction of years) remaining in the term. If the Company decides not to renew the agreement (other than "for cause" or total disability), then Mr. Dharia shall be entitled to receive severance compensation in cash in an amount equal to his then-current base salary for the 90-day period commencing on the expiration of the term. In the event that there is a "change of control" transaction and Mr. Dharia's employment has been terminated by the Company other than "for cause" or by Mr. Dharia "for good reason" (as defined in the agreement), Mr. Dharia shall receive an amount equal to three times the total compensation he was entitled to receive under the agreement for the preceding 12-month period ending on the last previous December 31, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Dharia was entitled to as of the date of termination.

         In June 2005, the Company entered into an employment agreement with Awadhesh Sinha, pursuant to which Mr. Sinha agreed to serve as the Company's Chief Operating Officer. The term of Mr. Sinha's employment under his employment agreement is three (3) years commencing on July 1, 2005 and ending on June 30, 2008. The term will be automatically extended for successive one-year periods unless either party timely notifies the other of its intention not to extend the term. The agreement provides that the Company pay Mr. Sinha an annual salary of

$425,000, subject to a 5% annual increase or a 10% annual increase if the Company's EBIT for the 12-month period from July 1 to June 30 increases by at least 5% over the preceding 12-month period. Upon entering the agreement, Mr. Sinha received a signing bonus of $100,000. In addition, Mr. Sinha is entitled to an annual bonus equal to the greater of (i) $50,000 and (ii) 3% of the increase in the Company's EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. The agreement provides for, in the event of Mr. Sinha's death, the payment to Mr. Sinha's estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Sinha's death. In the event Mr. Sinha's employment agreement is terminated due to Mr. Sinha's total disability (as defined in the agreement), "for cause" (as defined in the agreement) or due to Mr. Sinha's resignation, the Company is obligated to pay Mr. Sinha the amount of compensation that is accrued and unpaid through the date of termination. Mr. Sinha shall be required to repay to the Company the full amount of his signing bonus if he is discharged "for cause" and a pro rata portion of the signing bonus for the portion of the term that he did not fulfill if he resigns. In the event Mr. Sinha's employment agreement is terminated for any reason other than "for cause" or due to his death or his total disability, the Company is obligated to pay Mr. Sinha an amount equal to the sum of (x) the base salary that would have been paid by the Company pursuant to the agreement for the longer of the remainder of the then-current term or 6 months and (y) the cash bonus payable to Mr. Sinha prorated from the commencement of the then-current term through the termination date. In the event that there is a "change of control" transaction, the Company or Mr. Sinha may terminate the agreement and Mr. Sinha shall be entitled to an amount equal to three times the total compensation received by Mr. Sinha under the agreement for the preceding 12-month period ending on the last previous December 31st, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Sinha was entitled to as of the date of his termination.

         In April 2002, the Company entered into an employment agreement with Robert Schmertz pursuant to which Mr. Schmertz agreed to serve as President of Steve Madden Wholesale Womens Division and Brand Manager for Steven Madden, Ltd. The agreement was extended in March 2005. The term of Mr. Schmertz's employment under his employment agreement (as extended) commenced on April 1, 2002 and ends on June 30, 2007. Mr. Schmertz received a signing bonus of $50,000 upon the execution of the extension. The Company agreed to pay Mr. Schmertz an annual salary of $476,438.00 on July 1, 2005 and to be increased to $500,260.00 on July 1, 2006. Under the terms of the agreement as extended, the Company shall pay Mr. Schmertz a discretionary bonus in an amount determined solely by the Company's Board of Directors. In the event of a "change of control", Mr. Schmertz shall be entitled to terminate the agreement and upon such termination will be entitled to receive three times the compensation received in the prior year (capped at the maximum allowed under Section 4999 of the Internal Revenue Code of 1986). Mr. Schmertz's employment agreement contains other customary provisions.

         In October 2004, the Company entered into an employment agreement with Amelia Newton Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale Sales. Ms. Varela's employment under her employment agreement commenced on October 2004. The Company agreed to pay Ms. Varela an annual salary of $300,000. Under the terms of the agreement, the Company shall pay Ms. Varela an annual bonus in an amount equal to 2% of the increase in the Company's wholesale divisions' EBIT of the fiscal year over the Company's wholesale divisions' EBIT of the prior fiscal year. In addition, if Ms. Varela is still employed by the Company on December 31, 2007, she is entitled to a cash payment in the amount of $225,000. Ms. Varela's employment agreement contains other customary provisions.

         Effective as of July 1, 2005, the Company amended its employment agreement with Steven Madden, pursuant to which Mr. Madden agreed to serve as the Company's Creative and Design Chief. The term of Mr. Madden's employment under his amended employment agreement commenced July 1, 2005 and ends on June

30, 2015. The agreement provides for an annual salary of $600,000, with a 7% increase of base salary on a compound basis in each of the third, fifth, seventh and ninth years of the agreement. The agreement also provides for an annual bonus in an amount determined by the Board of Directors, which will be at least 2% of the Company's EBITDA (the "Annual Bonus"). Additionally, the Company shall pay Mr. Madden an annual cash bonus in relation to new business (as defined in the agreement) in an amount to be determined by the Board of Directors, which will be at least (i) 2.5% of new business gross direct revenues and (ii) 10% of all license or other fee income above $2,000,000.00 (the "New Business Bonus"). In addition, Mr. Madden is eligible to receive annually an option grant to purchase shares of Common Stock in an amount equal to not less than 100% of the largest aggregate amount of options granted to any other continuing full-time employee of the Company during the annual period; provided, however, a grant in excess of 150% of the options grant to such other continuing full-time employee shall require shareholder approval. The agreement provides for, in the event of Mr. Madden's death, the payment to Mr. Madden's estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Madden's death. In the event that Mr. Madden's employment agreement is terminated due to Mr. Madden's total disability (as defined in the agreement), "for cause" (as defined in the agreement) or due to Mr. Madden's resignation, the Company is obligated to pay Mr. Madden the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Madden's employment agreement is terminated for any reason other than "for cause", due to his death or his total disability or due to Mr. Madden's resignation, the Company is obligated to pay Mr. Madden, in installments, the balance of his base salary that would have been paid by the Company under the agreement for the full term of the agreement. In the event that there is a "change of control" transaction, all unvested options to purchase shares of the Common Stock held by Mr. Madden will vest on the date of termination and Mr. Madden will be entitled to receive a lump sum cash payment equal to (1) the amount of compensation that is accrued and unpaid through the date of termination, (2) an amount equal to the product of (A) the number of years remaining in the term of the agreement (but not less than 5) and
(B) the sum of (w) the base salary for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31, 2002, if greater), (x) the amount of the Annual Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ended on December 31, 2002, if greater),
(y) the non-accountable expense allowance provided for under the agreement for the 12-month period ended on the preceding December 31, and (z) the amount of the New Business Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31 during the agreement in which Mr. Madden received the greatest New Business Bonus, if greater). Mr. Madden's employment agreement contains other customary provisions, including provisions regarding expenses reimbursement, confidentiality, solicitation and competition.

         In March 2004, the Company entered into a consulting agreement with Andrew Shames, pursuant to which Mr. Shames agreed to serve as President of the Company's men's footwear business. The term of Mr. Shames' consultancy commenced on March 8, 2004 and ends on March 31, 2007. The Company agreed to pay Mr. Shames an annual base salary of $150,000. The agreement provides that Mr. Shames is to receive options to purchase 25,000 shares of the Company's Common Stock on March 31 of each year with a grant price based on the fair market value on such date, during the term of the agreement (commencing March 31, 2004). The options are to vest quarterly over a period of one (1) year from the grant date. If Mr. Shames is employed by the Company through March 31, 2007, he will be entitled to receive $100,000 on such date. Mr. Shames' employment agreement contains other customary provisions.

         In March 2004, the Company also entered into a commission agreement between the Steven Madden Mens Wholesale Division and Hev Sales, Inc. Mr. Shames is the President of Hev Sales Inc. The term of the commission agreement commenced on March 8, 2004 and ends on March 31, 2007. Under the commission agreement, Hev Sales serves as sales organization for the Steven Madden Mens

Wholesale Division and receives commissions on sales by Hev Sales, Inc. in the amount of (i) 0.75% of the first $35 million net sales of Madden Mens and 2% of net sales of $35 million or greater, (ii) 1.25% of the net sales of Unionbay or other men's mid-tier brands and (iii) 1.25% of the net sales of any private label direct from the factory. Hev Sales, Inc. receives a biweekly draw in the amount of $17,308 against commissions earned with an annual guaranteed commission of $450,000. Commissions earned on the first sales generating commission of $150,000 are not deemed earned commissions to Hev Sales, Inc. Under the terms of the commission agreement Hev Sales, Inc. also received a one-time start-up fee from the Company in the amount of $150,000.

         In January 2006, the Company entered into a consulting agreement between the Company and Joseph Masella, which amended and restated a consulting agreement between the Company, Mr. Masella and T.J.M Sales Corporation. Mr. Masella is the president of T.J.M Sales Corporation. Under the terms of the amended and restated agreement, Mr. Masella agreed to serve as Co-President of Adesso Madden, Inc. The term of Mr. Masella's consultancy under the agreement commenced on January 1, 2006 and ends on December 31, 2007. Under the agreement, Mr Masella receives commissions based on annual sales for (i) Adesso Madden in the amount of 1% of net sales on his accounts, 0.5% on net sales on other accounts (excluding sales in the children's department), (ii) the Rule division of the Company in the amount of 1% of net sales and a one time $100,000 bonus if the contribution margin of this division is greater than or equal to $5.0 million for four consecutive quarters during the term of the agreement, and
(iii) SM New York in the amount of 1% of net sales for sales to Famous Footwear, Mervyns or Sears. In addition, T.J.M. Sales Corporation receives a biweekly draw in the amount of $20,000 against commissions earned by Mr. Masella. In the event of a change of control, Mr. Masella shall receive the compensation provided for under the agreement for the duration of the agreement's term.

Certain Relationships and Related Transactions

         In July 2001, the Company entered into a consulting agreement with Peter J. Solomon & Company, a financial advisory firm of which Marc S. Cooper, one of the Company's directors, is a managing director. Under this agreement, the firm provided financial advisory and investment banking services to the Company. This agreement was amended in March 2004. The amended agreement expired on March 31, 2005, but pursuant to its terms has been automatically renewed until such time that the Company terminates it. Pursuant to this agreement, the Company paid fees and expenses to Peter J. Solomon & Company of $161,000, $33,000 and $150,000 for 2004, 2003 and 2002 respectively. Under the amended agreement, the Company paid fees to Peter J. Solomon & Company in the amount of $161,000 during 2004 and $50,000 plus expenses incurred during 2005. In addition, the Company retained Peter J. Solomon & Company as an advisor in connection with the Company's acquisition of all the capital stock of each of Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. In February 2006, the Company paid Peter J. Solomon & Company an advisory fee in the amount equal to $412,000 for services and expenses provided in connection with such acquisition.

         In October 2002, the Company entered into an agreement with Jeffrey Birnbaum, one of the Company's directors. Under this agreement, Mr. Birnbaum provided consulting services with respect to the designing and manufacturing of shoes and general consulting services to the Company, pursuant to which, Mr. Birnbaum received a fee of $200,000 in 2005. In addition, Mr. Birnbaum received fees for service to the Company as a director in the amount of $50,000 in 2005. Mr. Birnbaum has been a partner and the Product Development Manager of Dolphin Shoe Company since August 1982. Dolphin Shoe Company is one of the Company's domestic suppliers.

         In January 2004, the Company entered into an agreement with John Madden and JLM Consultants, a company wholly-owned by John Madden, one of the Company's directors, which was amended in 2005. Under this agreement, Mr. Madden provided consulting services with respect to the development of international sales of the Company. Under the agreement, in 2005, JLM Consultants received a monthly draw with recourse in the amount of $20,000 against sales commissions earned by Mr. Madden. Mr. Madden also received a $1,000 per month travel allowance and $1,700 per month toward health insurance premiums. Pursuant to this agreement, JLM Consultants received a total of $232,000 in 2005. In addition, in 2005 Mr. Madden received fees for service to the Company as a director in the amount of $50,000 and use of the Company's leased corporate apartment, a benefit valued at $40,253. This agreement expired on December 31, 2005 but the parties have continued the consulting arrangement under the same terms of the expired agreement.

         In January 2006, the Company entered into a consulting agreement with Joseph Masella, which amended and restated a consulting agreement between the Company, Mr. Masella and T.J.M Sales Corporation. Mr. Masella is the president of T.J.M Sales Corporation. Under the amended and restated agreement, Mr. Masella receives commissions on certain sales of Adesso Madden, Inc., the Company and SM New York and T.J.M. Sales Corporation receives a biweekly draw in the amount of $20,000 against these commissions. See "Employment and Consulting Agreements with Certain Executive Officers." Mr. Masella, either directly or through T.J.M. Sales Corporation, received commissions in the amount of $1,545,391 in 2005.

         In March 2004, the Company entered into a commission agreement between the Steven Madden Mens Wholesale Division and Hev Sales, Inc. Mr. Andrew Shames is the President of Hev Sales Inc. Under the agreement, Hev Sales serves as sales organization for the Steven Madden Mens Wholesale Division and receives an annual guaranteed commission of $450,000. Hev Sales, Inc. received commissions in the amount of $450,008 in 2005.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to its executive officers, including the Chief Executive Officer and the other named executive officers. During 2005, the Compensation Committee was comprised of directors Peter Migliorini (chairman) and Thomas H. Schwartz. Each member of the Compensation Committee was a non-employee director of the Company during 2005.

         The Compensation Committee's goal is to develop executive compensation policies and practices that are consistent with and linked to the Company's long-term goal of maximizing stockholder value. The program is designed to facilitate the long-term success and growth of the Company through the attraction, motivation, and retention of outstanding executives.

         The objectives of the Company's executive compensation programs are to:
(i) attract and retain the highest quality executives, (ii) inspire and motivate executive officers to increase Company performance, (iii) align executive officers' financial interests with those of the Company's long-term investors, and (iv) reward executive officers for exceptional individual contributions to the achievement of the Company's objectives.

         Executive compensation consists of three components: base salary, annual incentive bonuses and long-term incentive awards (stock options and restricted stock). While previous long-term incentive awards have been made in the form of stock options, the Company intends to make its long-term incentive awards in 2006 in the form of restricted stock under 2006 Stock Incentive Plan, which is subject to stockholder approval. Each compensation component is offered to executives in varying combinations, structured in each case, to meet varying business objectives and to provide a level of total compensation comparable to similarly situated public companies.

         The total compensation of Jamieson A. Karson, the Company's Chief Executive Officer, is determined pursuant to his employment agreement with the Company. Mr. Karson was appointed Chief Executive Officer effective as of July 1, 2001. In 2005, Mr. Karson's compensation consisted of $467,500 in base salary payments and a $543,771 bonus payment and $464,975 from the sale of options. In addition, in 2004, the Company paid Mr. Karson $116,112 in lieu of granting him the option to purchase 58,056 shares of Common Stock that he was entitled to under his employment agreement. Under Mr. Karson's employment agreement, Mr. Karson was entitled to receive certain stock option grants in 2005 based on performance criteria that were met for the 2005 fiscal year. Instead, the Company made a grant of 20,000 shares of restricted stock under the 2006 Stock Incentive Plan (subject to stockholder approval of the plan) in lieu of such stock options (1/5th of one share of restricted stock was granted under 2006 Stock Incentive Plan for each such stock option). On January 1, 2006, the Compensation Committee approved an amendment to Mr. Karson's employment agreement which extended the term of the agreement to December 31, 2008 and raised his annual base salary to $500,000 with a discretionary bonus. The Compensation Committee believes that Mr. Karson's compensation should be based upon the Company's overall performance. See "Employment Agreements with Certain Executive Officers."

         The Company has negotiated agreements with respect to base salary, annual incentive awards and long-term incentive awards for each of the Company's named executive officers based upon the Company's performance and the individual performance of such named executives.

         The Internal Revenue Code of 1986 prohibits the Company from taking a tax deduction in any year for compensation paid the persons who would be named executive officers in that year in excess of $1 million unless such compensation is "performance-based compensation." The Company did not pay in 2005 any officer compensation which will be subject to the $1 million deduction limitation. The Compensation Committee will take into consideration the $1 million deduction limitation when structuring future compensation packages for the Company's executive officers and, if appropriate and in the best interests of the Company, will conform such packages to permit the Company to take a deduction for the full amount of all compensation.

         Submitted by the Compensation Committee of the Company's Board of
Directors:

                                                Peter Migliorini (chairman)
                                                Thomas H. Schwartz


Compensation Committee Interlocks and Insider Participation

         During 2005, the following directors served on the Compensation
Committee: Peter Migliorini (chairman) and Thomas Schwartz. During the fiscal year 2005, no interlocking relationship existed between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the period beginning on December 31, 2000 and ending on December 31, 2005 with the cumulative total return on the Russell 2000 Index and the S&P 500 Footwear Index. The comparison assumes that $100 was invested on December 31, 2000 in the Company's Common Stock and in the foregoing indices and assumes the reinvestment of dividends.



                                [GRAPHIC OMITTED]



                             12/31/2000     12/31/2001     12/31/2002     12/31/2003     12/31/2004     12/31/2005
------------------------     ----------     ----------     ----------     ----------     ----------     ----------
Steven Madden, Ltd.            $100.00        $ 73.82        $94.81         $107.03        $ 98.95        $397.43
Russell 2000 Index             $100.00        $ 96.78        $75.90         $110.33        $129.09        $148.99
S&P 500 Footwear Index         $100.00        $120.19        $98.66         $149.30        $194.23        $170.05

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the directors and the persons named in the Summary Compensation Table; and (iii) the Company's executive officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Directors and Executive Officers."

                     Name and Address of                        Amount and Nature of         Percentage ($)
                    Beneficial Owner (1)                       Beneficial Ownership(2)         of Class(2)
-----------------------------------------------------------  --------------------------    ------------------
Jamieson A. Karson........................................              55,000 (3)                  *
Arvind Dharia.............................................             161,828 (4)                 1.16
Awadhesh Sinha............................................              27,500 (5)                  *
Robert Schmertz...........................................              80,000 (6)                  *
Amelia Newton Varela......................................              43,000 (7)                  *
Jeffrey Birnbaum..........................................              50,000 (8)                  *
Marc S. Cooper............................................               5,000 (9)                  *
Harold Kahn...............................................               8,500 (10)                 *
John Madden...............................................              30,000 (11)                 *
Peter Migliorini..........................................              30,000 (12)                 *
Richard P. Randall........................................                  --                      *
Thomas Schwartz...........................................              20,000 (13)                 *
Walter Yetnikoff..........................................              10,000 (14)                 *

Steven Madden ............................................           1,704,000 (15)               11.86
BOCAP Corp................................................             809,000 (16)                5.83
Wells Fargo & Company (17)................................             925,600                     6.76
Wells Capital Management Incorporated (18)................             925,600                     6.76
Systematic Financial Management, L.P. (19)................             766,400                     5.59
Directors and Executive Officers as a Group (13 persons)..             520,828 (20)                3.64

------------------

*        indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K of the Securities Act of 1933 and Rule 13d-3 of the Securities Exchange Act, and based upon 13,873,667 shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.

(3) Includes (i) 45,000 shares of Common Stock issuable upon the exercise of options held by Mr. Karson and (ii) 10,000 shares of Common Stock held by Mr. Karson's wife.

(4) Includes 128,828 shares of Common Stock issuable upon the exercise of options held by Mr. Dharia.

(5) Includes 27,500 shares of Common Stock issuable upon the exercise of options held by Mr. Sinha.

(6) Represents 80,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schmertz.

(7) Includes 23,000 shares of Common Stock issuable upon the exercise of options held by Ms. Varela.

(8) Includes 20,000 shares of Common Stock issuable upon the exercise of options held by Mr. Birnbaum.

(9) Includes 5,000 shares of Common Stock issuable upon the exercise of options held by Mr. Cooper.

(10) Includes 5,000 shares of Common Stock issuable upon the exercise of options held by Mr. Kahn.

(11) Includes 30,000 shares of Common Stock issuable upon the exercise of options held by Mr. J. Madden.

(12) Includes 30,000 shares of Common Stock issuable upon the exercise of options held by Mr. Migliorini.

(13) Includes 20,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schwartz.

(14) Includes 10,000 shares of Common Stock issuable upon exercise of options held by Mr. Yetnikoff.

(15) Includes (i) 809,000 shares of Common Stock held by BOCAP, a corporation wholly-owned by Mr. S. Madden, (ii) 405,000 shares of Common Stock held by Mr.
S. Madden and (iii) 490,000 shares of Common Stock issuable upon the exercise of options held by Mr. S. Madden.

(16) BOCAP is wholly-owned by Steven Madden.

(17) Based upon a Schedule 13G filed with the SEC on February 2, 2006. The address for such stockholder is 420 Montgomery Street, San Francisco, CA 94104. As disclosed in the Schedule 13G, Wells Capital Management Incorporated is a subsidiary of such stockholder.

(18) Based upon a Schedule 13G filed with the SEC on February 2, 2006. The address for such stockholder is 525 Market Street, 10th Floor, San Francisco, CA 94105. As disclosed in the Schedule 13G, such stockholder is a subsidiary of Wells Fargo & Company.

(19) Based on Schedule 13G filed with the SEC on February 14, 2006. The address for such stockholder is 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

(20) Includes 424,328 shares issuable upon the exercise of options.

                                  PROPOSAL TWO

                        PROPOSAL FOR THE APPROVAL OF THE
                  STEVEN MADDEN, LTD. 2006 STOCK INCENTIVE PLAN

         Our board of directors (the "Board") has approved the Steven Madden, Ltd. 2006 Stock Incentive Plan (the "Plan") in order to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The Board's adoption of the Plan is subject to the approval of the Company's stockholders, including the material terms of the performance goals under the Plan.

         The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the Plan. The Board recommends that the stockholders vote "for" the approval of the Plan.

         The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Administration

         The Plan is administered by a committee, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director as defined under NASD Rule 4200(a)(15) (the "Committee"); provided that with respect to the application of the Plan to non-employee directors, the Plan will be administered by the Board (and references to the Committee include the Board for this purpose). Currently, the compensation committee of the Board serves as the Committee under the Plan.

         The Committee has full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The Committee has delegated to the Chief Executive Officer of the Company the authority to grant awards under the Plan to eligible employees and consultants who are not subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code; provided that in no event will the number of shares of common stock that may be granted exceed 1,000 shares to any such individual during any fiscal year. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the Plan. Awards under the Plan may not be made on or after March 20, 2016, except that awards (other than stock options or stock appreciation rights) that are intended to be "performance-based" under
Section 162(m) of the Code will not be made after the fifth anniversary of the Plan's approval by the Company's stockholders unless the performance goals are re-approved by the stockholders.

Eligibility and Types of Awards

         All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards and performance-based cash awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the Plan.

Available Shares

         The aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 800,000 shares, which may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company; provided, however, that 420,000 shares of this aggregate limit may be used for awards that are not "appreciation awards" (including restricted stock, performance shares, stock-settled stock appreciation rights or certain other stock-based awards). With respect to stock appreciation rights settled in common stock, only the number shares of common stock delivered to a participant (based on the difference between fair market value of the shares of common stock subject to such stock appreciation right on the date such stock appreciation right is exercised and the fair market value of the shares of common stock subject to such stock appreciation right on the date such stock appreciation right was awarded) will count against the aggregate and individual share limitations set forth under the Plan. In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan.

         The maximum number of shares of common stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy
Section 162(m) of the Internal Revenue Code and may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 400,000 shares (per type of award). The total number of shares of common stock with respect to all awards that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 500,000 shares. There are no annual limits on the number of shares of common stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of common stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 200,000 shares. The maximum number of shares of common stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be 100,000 shares (per type of award). The total number of shares of common stock with respect to all awards that may be granted under the Plan during any fiscal year to any non-employee director will be 200,000 shares. The maximum payment that may be made to an eligible employee or consultant under any performance-based cash award during any fiscal year and subject to the attainment of specified performance goals will be $10,000,000.

         The Committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of common stock available for the grant of awards and the exercise price of an award to reflect any change in our capital structure or business by reason of certain corporate transactions or events.

         The Company commits to limit its "burn rate" (i.e., the rate at which it grants equity awards under the Plan) to a three- year annual average burn rate limit of 3.26%, which is within industry norms and is intended to be calculated using Institutional Shareholder Services methodology.

Awards Under the Plan

         The following types of awards are available under the Plan:

Stock Options

         The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of common stock. The Committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed seven years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

         Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order;
(ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and condition as a may be acceptable to the Committee.

Stock Appreciation Rights

         The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment in common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the common stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant "limited SARs," either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock

         The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may determine at the time of award, that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

         Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

         If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances.
Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Exhibit A hereto and discussed in general below.

Performance Shares

         The Committee may award performance shares. A performance share is the equivalent of one share of common stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. The performance goals for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Exhibit A hereto and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof.

Other Stock-Based Awards

         The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of common stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Exhibit A hereto and discussed in general below.

Performance-Based Cash Awards

         The Committee may, subject to limitations under applicable law, make a grant of individual target awards either alone or in tandem with stock options, SARs or restricted stock under this Plan that are contingent upon the satisfaction of certain pre-established performance goals that are reached within a specified performance period, each of which, together with any other terms and conditions, shall be determined by the Committee in its sole discretion at the time of grant. At the time the performance goals are established, the Committee will prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the performance goals during the calendar year. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant's individual target award regardless of the degree of attainment of the performance goals; provided that no such discretion to reduce a performance-based cash award earned based on achievement of the applicable performance goals will be permitted for a calendar year in which a change in control occurs. The performance goals for performance-based cash awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Exhibit A hereto and discussed in general below.

Performance Goals

         The Committee may grant awards of restricted stock, performance shares, performance-based cash awards and other stock-based awards that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

               o earnings per share, earnings before interest and taxes or earnings before interest, tax, depreciation and amortization;
               o    gross profit or gross profit return on investment;
               o    gross margin or gross margin return on investment;
               o operating income, net income, cash flow or economic value added;
               o    revenue growth;
               o    working capital;
               o specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;
               o    return on equity, assets or capital;
               o    total shareholder return;
               o    fair market value of the shares of the common stock;
               o    market share and/or market segment share;
               o the growth in the value of an investment in the common stock assuming the reinvestment of dividends;
               o customer satisfaction, customer loyalty, brand recognition and/or brand acceptance;
               o    style indexes;
               o    employee retention;
               o number of new patents, new product innovation and/or introduction;
               o    product release schedules and/or ship targets; or
               o reduction in expenses and/or product cost reduction through advanced technology.

         To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

               o restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;
               o an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or
               o a change in accounting standards required by generally accepted accounting principles.

         Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion.

         In addition, all performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control

         Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Company's common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of the Company's common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination

         Notwithstanding any other provision of the Plan, the Board may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders will be obtained to the extend required by Delaware law, Sections 162(m) and 422 of the Internal Revenue Code, The Nasdaq Stock Market or the rules of such other applicable stock exchange, as specified in the Plan.

Miscellaneous

         Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences

         The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options

         In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

         If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options

         A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options

         With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

         In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

         The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Future Plan Awards

         Except as stated below under the section entitled "New Plan Benefits," no new equity-based awards have been approved at this time to any employee, officer, non-employee director or consultant. We anticipate that other equity-based awards may be granted to the named individuals as well as to other employees, officers, non-employee directors and consultants under the Plan. However, the amount of shares of common stock that may be granted to the named individuals will be based upon various prospective factors, including, the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success. Accordingly, actual awards cannot be determined at this time.

New Plan Benefits with respect to 2006

         The table below presents certain information with respect to new shares of restricted stock granted under the Plan (subject to approval by stockholders of the Plan) with respect to the 2006 calendar year to certain of our executive officers (for whom executive compensation information is provided under the section entitled "Compensation of Directors and Executive Officers") as follows:

                                                                                             Number of
                                                                                                Shares
                                                                                            Subject to
Name and Position                                                        Dollar Value      Restriction
-----------------                                                        ------------      -----------
Robert Schmertz - Brand Director..................................        $  704,400(1)         20,000

Amelia Newton Varela - Executive Vice President of Wholesale
Sales.............................................................        $  704,400(1)         20,000

All Executive Officers as a Group.................................        $1,408,800            40,000

Non-Employee Directors as a Group.................................        $  193,710             5,500

Non-Executive Officer Employees as a Group........................        $2,652,066            75,300

Total for all Participants under the Plan.........................        $4,254,576           120,800

New Plan Benefits for Prior Awards

         Under their respective employment agreements, the Company's Chief Executive Officer, its Chief Financial Officer and its Design and Creative Chief were entitled to receive certain option grants in 2005 (under a plan subject to stockholder approval) based on performance criteria which were met for the 2005 fiscal year. Instead, the Company made the following grants of restricted stock under the Plan in 2006 (subject to stockholder approval of the Plan) in lieu of such options (1/5th of one share of restricted stock under the Plan was granted for each such option):



-----------------------

(1) Calculated based upon the closing price of the Company's stock on March 20, 2006, the date of Board approval of the grant, subject to stockholder approval of the Plan.

                                                                                                    Number of
                                                                                               Shares Subject
Name and Position                                                           Dollar Value       to Restriction
-----------------                                                           ------------       --------------
Jamieson A. Karson - Chief Executive Officer and Chairman
of the Board.............................................................    $721,200(2)               20,000
Arvind Dharia - Chief Financial Officer..................................    $288,480(2)                8,000
Steven Madden - Design and Creative Chief................................    $721,200(2)               20,000

THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PLAN. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN.



-----------------------

(2) Calculated based upon the closing price of the Company's stock on March 20, 2006, the date of Board approval of the grant, subject to stockholder approval of the Plan.

                                 PROPOSAL THREE



         RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

         The Audit Committee has appointed Eisner LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ending December 31, 2006. Eisner LLP also served as the Company's independent auditors for the previous fiscal year.

         Although ratification by stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Eisner LLP as the Company's independent auditors is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Eisner LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         Representatives of Eisner LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

Required Vote

         The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to ratify the Audit Committee's selection of Eisner LLP.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Eisner LLP as the Company's independent auditors for the fiscal year ending December 31, 2006. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the appointment of Eisner LLP as the Company's independent auditors for the fiscal year ending December 31, 2006.

Fees Paid To Independent Auditors

Audit Fees

         The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2005, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, other statutory and regulatory filings, consents related to registration statements filed with the SEC and the audit of the Company's internal controls over financial reporting for the 2005 fiscal year were $460,000. The comparative amount for the fiscal year ended December 31, 2004 was $625,000.

Audit-Related Fees

         In addition to Audit Fees, Eisner LLP has billed the Company $93,000, in the aggregate, for Audit Related Fees related to assurance and related services for the fiscal year ended December 31, 2005. These services include, among others, the audit of the Company's employee benefit plans and other accounting related consultations. The comparative amount for the fiscal year ended December 31, 2004 was $39,000.

Tax Fees

         During the fiscal year ended December 31, 2005, Eisner LLP billed the Company $122,000, in the aggregate, for services rendered to the Company for tax compliance, tax advice and tax planning. Eisner LLP billed $116,000 for similar services in the 2004 fiscal year.

All Other Fees

         There were no fees billed by Eisner LLP for services rendered to the Company, other than the services described above under Audit Fees, Audit Related Fees and Tax Fees, for the fiscal years ended December 31, 2005 and 2004.

Audit Committee's Pre-Approval Policies and Procedures

         Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services.

         Prior to engagement of the independent auditor for next year's audit, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in
Section 10A(i)(1)(B) of the Exchange Act.

         The Audit Committee's pre-approval policies and procedures are as follows: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services and (b) actual amounts paid are monitored by financial management of the Company and reported to the Audit Committee.

         All work performed by Eisner LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee's charter. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                  OTHER MATTERS

         At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR THE COMPANY'S 2007 ANNUAL MEETING

         In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2007 Annual Meeting must do so no later than December 30, 2006.

         In addition, in accordance with Article I, Section 7(f) of the Company's Amended & Restated By-Laws, in order to be properly brought before the 2007 Annual Meeting, a matter must be (i) specified in the notice of such meeting given by or at the direction of the Board of Directors (or any duly authorized committed thereof), (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors (or any duly authorized committed thereof) or (iii) specified in a written notice given by a stockholder of record on the date of the giving of the notice and on the record date for such meeting, which notice conforms to the requirements of Article I, Section 7(f) of the Amended & Restated By-Laws and is delivered to, or mailed and received at, the Company's principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company's 2006 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2007 Annual Meeting must be received no later than January 26, 2007 and no earlier than December 28, 2006.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                            STEVEN MADDEN, LTD.


April 28, 2006                              By: /s/ JAMIESON A. KARSON
                                                ------------------------------
                                                Jamieson A. Karson
                                                Chief Executive Officer

                                                                       EXHIBIT A


                               STEVEN MADDEN, LTD.

                           --------------------------

                            2006 STOCK INCENTIVE PLAN

                           --------------------------

                                    ARTICLE I

                                     PURPOSE

         The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company's assets.

         2.2      "Affiliate" means each of the following: (a) any Subsidiary;
(b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee; provided that the Common Stock subject to any Award constitutes "service recipient stock" for purposes of
Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

         2.3 "Appreciation Award" means any Award under this Plan of any Stock Option, cash-settled Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

         2.4 "Award" means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

         2.5      "Board" means the Board of Directors of the Company.

         2.6 "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to: (i) a Participant's conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant's duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant's willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

         2.7      "Change in Control" has the meaning set forth in Section 13.2.

         2.8      "Change in Control Price" has the meaning set forth in Section
13.1.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

         2.10 "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a "non-employee director" as defined in Rule 16b-3; (ii) to the extent required by
Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code; and (iii) an "independent director" as defined under NASD Rule 4200(a)(15) or such other applicable stock exchange rule; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or

Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

         2.11 "Common Stock" means the Common Stock, $0.0001 par value per share, of the Company.

         2.12 "Company" means Steven Madden, Ltd., a Delaware corporation, and its successors by operation of law.

         2.13 "Consultant" means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

         2.14 "Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

         2.15 "Effective Date" means the effective date of this Plan as defined in Article XVII.

         2.16 "Eligible Employees" means each employee of the Company or an Affiliate.

         2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

         2.18 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

         2.19 "Family Member" means "family member" as defined in Section A.1.(5) of the general instructions of Form S-8.

         2.20     "GAAP" has the meaning set forth in Section 11.2(c)(ii).

         2.21 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.22 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate.

         2.23 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.24 "Other Stock-Based Award" means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

         2.25 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.26 "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

         2.27     "Performance-Based Cash Award" means a cash Award under
Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

         2.28 "Performance Period" means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

         2.29 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

         2.30 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

         2.31 "Plan" means this Steven Madden, Ltd. 2006 Stock Incentive Plan, as amended from time to time.

         2.32     "Reference Stock Option" has the meaning set forth in Section
7.1.

         2.33 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

         2.34     "Restriction Period" has the meaning set forth in Subsection
8.3(a).

         2.35 "Retirement" means a voluntary Termination of Employment at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion at the time of grant or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

         2.36 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

         2.37 "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

         2.38 "Section 409A of the Code" means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

         2.39 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

         2.40 "Stock Appreciation Right" means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

         2.41 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

         2.42 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.43 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

         2.44 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

         2.45 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a

Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

         2.46 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

         2.47 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or
(b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

         2.48 "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferrable" shall have a correlative meaning.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

         3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights,
(iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

                  (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

                  (f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

                  (g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

                  (h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

                  (i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and

                  (j) to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; provided that any such purchase of an Award shall be limited to no more than the fair market value of the Award on the date of such purchase.

         3.3 Guidelines. Subject to Article XIV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be "performance-based," the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.6      Designation of Consultants/Liability.

                  (a) The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

         3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, employee's, member's or former member's fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV

                                SHARE LIMITATION

         4.1      Shares.

                  (a) General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 800,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both; provided, however, that only 420,000 shares of the 800,000 shares of Common Stock available hereunder may be issued or used for Awards that are not Appreciation Awards. With respect to Stock Appreciation Rights settled in Common Stock, only the number shares of Common Stock delivered to a Participant (based on the difference between Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and (b). If any Award granted under this Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an Award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the aggregate maximum limit.

                  (b)      Individual Participant Limitations.

                                    (i)      The maximum number of shares of
                           Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with
                           Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 400,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

                                    (ii)     The maximum number of shares of
                           Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 100,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common

                           Stock for all types of Awards does not exceed 200,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director's individual share limitations for both Stock Appreciation Rights and Stock Options.

                                    (iii)    There are no annual individual
                           Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

                                    (iv)     The maximum number of shares of
                           Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 200,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

                                    (v)      The maximum payment under any
                           Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $10,000,000.

                                    (vi)     The individual Participant
                           limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

         4.2      Changes.

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

                  (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend (whether cash or stock), combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in its sole discretion that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may, in its sole discretion, deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or
                           (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

                 If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIII shall apply.

         4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

                                    ARTICLE V

                  ELIGIBILITY - GENERAL REQUIREMENTS FOR AWARDS

         5.1 General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

         5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

         5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

                                   ARTICLE VI

                                  STOCK OPTIONS

         6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

         6.2 Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

         6.3 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

                  (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 7 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this
                           Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a

                           Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

                  (f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (g) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with
                           Section 4.2), unless such action is approved by the stockholders of the Company.

                  (h) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided that such purchase of an Option shall be limited to no more than the fair market value of the Award on the date of such purchase.

                  (i) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

                  (j) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

         7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

         7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

                  (a) Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

                  (b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                  (c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

                  (d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                  (e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

                  (f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

                  (g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

         7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

         7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

                  (a) Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

                  (b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

                  (c) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                  (e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

                  (f) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant's lifetime, only by the Participant.

         7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

                                  ARTICLE VIII

                                RESTRICTED STOCK

         8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

         8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to
                           Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                  (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                           "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Steven Madden, Ltd. (the "Company") 2006 Stock Incentive Plan (the "Plan") and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company."

                  (d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

                  (a) Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to
                           Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

                                    (ii)     Objective Performance Goals,
                           Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                  (b) Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                  (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

                                   ARTICLE IX

                               PERFORMANCE SHARES

         9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

         Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

         9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

                  (a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

                  (b) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

                  (c) Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under
                           Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                  (d) Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

                  (e) Payment. Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

                  (f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

                                    ARTICLE X

                            OTHER STOCK-BASED AWARDS

         10.1 Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

         Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

         The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

         10.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

                  (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                  (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

                  (c) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

                  (d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

                  (e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

                                   ARTICLE XI

                          PERFORMANCE-BASED CASH AWARDS

         11.1 Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of dollar amount under such Awards upon the completion of a specified Performance Period.

         For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee's discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the

Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant's individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

         11.2 Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

                  (a) Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant's individual target award has been vested and earned.

                  (b) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this
                           Article XI.

                  (c)      Objective Performance Goals, Formulae or Standards.

                                    (i)      The Committee shall establish the
                           objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of
                           Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                                    (ii)     The measurements used in
                           Performance Goals set under the Plan shall be determined in accordance with Generally Accepted

                           Accounting Principles ("GAAP"), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

                  (d) Payment. Following the Committee's determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement.

                                   ARTICLE XII

                                   TERMINATION

         12.1 Termination. The following rules apply with regard to the Termination of a Participant.

                  (a) Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

                                    (i)      Termination by Reason of Death,
                           Disability or Retirement. If a Participant's
                           Termination is by reason of death, Disability or the Participant's Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

                                    (ii)     Involuntary Termination Without
                           Cause. If a Participant's Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

                                    (iii)    Voluntary Termination. If a
                           Participant's Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

                                    (iv)     Termination for Cause. If a
                           Participant's Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section
                           (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

                                    (v)      Unvested Stock Options and Stock
                           Appreciation Rights. Stock Options or Stock
                           Appreciation Rights that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

                  (b) Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant's Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited.

                                  ARTICLE XIII

                          CHANGE IN CONTROL PROVISIONS

         13.1 Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant's unvested Award shall not vest and a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

                  (a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the

                           Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation ss. 1.424-1 (and any amendments thereto).

                  (b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, "Change in Control Price" shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

                  (c) The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

                  (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

         13.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a "Change in Control" shall be deemed to occur following any transaction if: (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; or (b) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

                                   ARTICLE XIV

                        TERMINATION OR AMENDMENT OF PLAN

         14.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

                  (a) increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to
                           Section 4.1 (except by operation of Section 4.2);

                  (b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

                  (c) change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

                  (d) decrease the minimum option price of any Stock Option or Stock Appreciation Right;

                  (e)      extend the maximum option period under Section 6.3;

                  (f) alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

                  (g) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

                  (h) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) or other such rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE XV

                                  UNFUNDED PLAN

         15.1 Unfunded Status of Plan. This Plan is an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                   ARTICLE XVI

                               GENERAL PROVISIONS

         16.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The Nasdaq Stock Market or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         16.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         16.3 No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

         16.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         16.5 No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

         16.6     Listing and Other Conditions.

                  (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

                  (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

         16.7 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         16.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         16.9 Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         16.10 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         16.11 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         16.12 Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

         16.13 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

         16.14 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with
Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

         16.15 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

         16.16 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         16.17 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

         16.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XVII

                             EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

                                  ARTICLE XVIII

                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be "performance-based" under
Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

                                   ARTICLE XIX

                                  NAME OF PLAN

         This Plan shall be known as "The Steven Madden, Ltd. 2006 Stock Incentive Plan."

                   EXHIBIT A TO THE 2006 STOCK INCENTIVE PLAN

                                PERFORMANCE GOALS


         1. Performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be "performance-based" under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals ("Performance Goals"):

                  (a)      earnings per share;

                  (b)      operating income;

                  (c)      net income;

                  (d)      cash flow;

                  (e)      gross profit;

                  (f)      gross profit return on investment;

                  (g)      gross margin return on investment;

                  (h)      gross margin;

                  (i)      working capital;

                  (j)      earnings before interest and taxes;

                  (k) earnings before interest, tax, depreciation and amortization;

                  (l)      return on equity;

                  (m)      return on assets;

                  (n)      return on capital;

                  (o)      revenue growth;

                  (p)      total shareholder return;

                  (q)      economic value added;

                  (r) specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial

                                       A
                           obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

                  (s) the fair market value of the shares of the Company's Common Stock;

                  (t) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends;

                  (u)      reduction in expenses;

                  (v)      customer satisfaction;

                  (w)      customer loyalty;

                  (x)      style indexes;

                  (y)      number of new patents;

                  (z)      employee retention;

                  (aa)     market share;

                  (bb)     market segment share;

                  (cc)     product release schedules;

                  (dd)     new product innovation;

                  (ee)     new product introduction;

                  (ff)     product cost reduction through advanced technology;

                  (gg)     brand recognition and/or acceptance; or

                  (hh)     ship targets.

         2. To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence which the Committee determines should be appropriately excluded or adjusted, including:

                  (a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management's discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company's Form 10-K for the applicable year;

                                       B

                  (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

                  (c) a change in tax law or accounting standards required by generally accepted accounting principles.

         3. Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

         4. In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

                  (a) designate additional business criteria on which the performance goals may be based; or

                  (b) adjust, modify or amend the aforementioned business criteria.

                                       C

                                TABLE OF CONTENTS
                                -----------------




ARTICLE I  PURPOSE.............................................................1
ARTICLE II  DEFINITIONS........................................................1
ARTICLE III  ADMINISTRATION....................................................6
ARTICLE IV  SHARE LIMITATION...................................................9
ARTICLE V  ELIGIBILITY - GENERAL REQUIREMENTS FOR AWARDS......................13
ARTICLE VI  STOCK OPTIONS.....................................................14
ARTICLE VII  STOCK APPRECIATION RIGHTS........................................17
ARTICLE VIII  RESTRICTED STOCK................................................20
ARTICLE IX  PERFORMANCE SHARES................................................22
ARTICLE X  OTHER STOCK-BASED AWARDS...........................................23
ARTICLE XI  PERFORMANCE-BASED CASH AWARDS.....................................25
ARTICLE XII  TERMINATION......................................................27
ARTICLE XIII  CHANGE IN CONTROL PROVISIONS....................................28
ARTICLE XIV  TERMINATION OR AMENDMENT OF PLAN.................................29
ARTICLE XV  UNFUNDED PLAN.....................................................31
ARTICLE XVI  GENERAL PROVISIONS...............................................31
ARTICLE XVII  EFFECTIVE DATE OF PLAN..........................................34
ARTICLE XVIII  TERM OF PLAN...................................................34
ARTICLE XIX  NAME OF PLAN.....................................................35
EXHIBIT A  PERFORMANCE GOALS...................................................A

STEVEN MADDEN, LTD.                                                        PROXY

                               STEVEN MADDEN, LTD.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES ([FOR] [WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN]) NEXT TO EACH OF THE PROPOSALS

         The undersigned stockholder of Steven Madden, Ltd. (the "Company") hereby appoint(s) Jamieson A. Karson and Arvind Dharia, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, on May 26, 2006, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on April 26, 2006, in accordance with the directions indicated herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NO. 1, 2 and 3.

1)       ELECTION OF DIRECTORS VOTE
         --------------------------

         VOTE

         [ ] FOR ALL nominees listed below EXCEPT as marked to the contrary below

         [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Jamieson A. Karson, Jeffrey Birnbaum, Marc S. Cooper, Harold Kahn, John L. Madden, Peter Migliorini, Richard P. Randall, Thomas H. Schwartz and Walter Yetnikoff.

2)       APPROVAL OF THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN
         ---------------------------------------------------------

         [ ]      FOR the adoption of the 2006 Stock Incentive Plan

         [ ]      AGAINST the adoption of the 2006 Stock Incentive Plan

         [ ]      ABSTAIN..

3)       RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY'S
         --------------------------------------------------------------
         INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006
         -----------------------------------------------------------------

         [ ]      FOR the ratification of the selection of Eisner LLP

         [ ]      AGAINST

         [ ]      ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE NINE (9) NOMINEES NAMED IN ITEM 1, (2) FOR THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN IN ITEM 2, (3) FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2006 IN ITEM 3, AND (4) IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

         Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEVEN MADDEN, LTD.

Dated:
       ----------------
                                             ---------------------------------
                                             Signature



                                             ---------------------------------
                                             Signature if jointly owned:



                                             ---------------------------------
                                             Print name:

         Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE